Exhibit 99.1

Signatures and Joint Filer Information to Form 4

Names of Joint Filers:	The Goldman Sachs Group Inc.
Goldman Sachs & Co. LLC
Broad Street Principal Investments, L.L.C.
Goldman Sachs Asset Management, L.P.
West Street Strategic Solutions Fund I, L.P.
West Street Strategic Solutions Fund I-(C), L.P.
WSSS Investments W, LLC
WSSS Investments X, LLC
WSSS Investments I, LLC
WSSS Investments U, LLC
West Street CT Private Credit Partnership, L.P.

Address of Joint Filers:	200 West Street
New York, NY 10282-2198

Relationship of Joint Filers to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Soho House & Co Inc. [SHCO]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	01/29/2026

Designated Filer:	The Goldman Sachs Group Inc.

Signature:

The Goldman Sachs Group, Inc.

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026

Goldman Sachs & Co. LLC

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026

Broad Street Principal Investments, L.L.C.

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026

Goldman Sachs Asset Management, L.P.

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026

West Street Strategic Solutions Fund I, L.P.

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026

West Street Strategic Solutions Fund I-(C), L.P.

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026

WSSS Investments W, LLC

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026

WSSS Investments X, LLC

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026

WSSS Investments I, LLC

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026

WSSS Investments U, LLC

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026

West Street CT Private Credit Partnership, L.P.

Signature:	Jamison Yardley
Name/Title: Jamison Yardley/Attorney-in-fact
Date: 02/02/2026